March 6, 2000

                Delaware Decatur Equity Income Fund
                   Class A * Class B * Class C

   Supplement to the current Prospectus dated January 31, 2000

The following replaces the first footnote (*) to the average annual return table on page 3 of Delaware Decatur Equity Income Fund's Prospectus.

     *If shares were not redeemed, the returns for Class B would be -4.41%, 16.07% and 14.12% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -4.39% and 12.88% for the one-year and lifetime periods, respectively.